EXHIBIT 99.1

4Q 2010 Earnings Conference Call
March 7, 2011
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

4Q’10 Highlights
❑ Customer Growth
 ▶ Total wireless customers 302,653 at end of year
 ▶ Total Cable RGUs 104,440 at end of year
❑ Cable Expansion
 ▶ November 30th closed on the purchase of Suddenlink
 properties; 7,000 homes passed, 3,900 RGUs
❑ Wireless
 ▶ Significant growth in prepaid business which began with
 the purchase of approximately 50,000 current Virgin
 Mobile customers in July 2010

Cable Highlights
❑ Cable Upgrades
 ▶ Former Rapid Communication systems complete
 ▶ Former Jet Broadband markets work underway
❑ Triple Play
 ▶ High Speed data available to 89% and voice to 73%
 of acquired video homes passed at 12/31/10
❑ Sales Momentum
 ▶ 2010 net RGU additions of 9,972

211.5
222.8
235.7
69.9
-
-
12/31/2008
12/31/2009
12/31/2010
Postpaid
Prepaid

Wireless Highlights
PCS Postpaid Customers (000s)
❑ Prepaid - 2010 net
 additions of 17,071 and
 66,956 prepaid subs at
 12/31
❑ Steady Wireless growth
 - Postpaid customers up
 6% in the last year
❑ Postpaid Churn
 improves - Annual churn
 of 1.9% compared to 2.1%
 for 2009

2010 Financial Highlights
❑ JetBroadBand acquisition-
 related transaction costs -
 $3.1 million before tax and $1.8
 million after tax
❑ Prepaid - Net loss $.6 million
 pre-tax, $.4 million after-tax
❑ Closed DB Pension Plan -
 Incurred cost of $3.8 million,
 pre-tax, $2.3 million after tax
❑ Directory sale - sold
 publishing rights for $4 million
 gain pre-tax, $2.4 million after
 tax
Net Income
(in millions)
Net Income from Continuing Operations
(in millions)

Adele Skolits
CFO and VP of Finance

SHENTEL

	For the Year Ended:		
	12/31/09	12/31/10	Change
Operating Income	$42.8	$36.2	($6.6)
Depreciation and Amortization	32.6	42.7	10.1
OIBDA	$75.4	$78.9	$3.5
Share Based Compensation	$0.5	$0.7	0.2
Pension settlement/curtailment expense	$0.0	$3.8	3.8
Gain on directory sale	$0.0	($4.0)	(4.0)
M&A Acquisition costs	$0.1	$3.2	3.1
Adjusted OIBDA	**$76.0**	**$82.6**	**$6.6**

Profitability
Adjusted OIBDA ($ millions)

SHENTEL

	Wireless 2009	Wireless 2010	Wireline 2009	Wireline 2010	Cable 2009	Cable 2010
Operating Income	$ 40.2	$ 38.3	$ 12.6	$ 17.0	$ (6.1)	$ (15.4)
Depreciation and Amortization	20.3	23.2	8.3	7.9	3.7	11.3
OIBDA	60.5	61.5	20.9	24.9	(2.4)	(4.1)
Share Based Compensation	0.2	0.2	0.2	0.2	0.1	0.2
Pension settlement/ curtailment expense	-	1.0	-	2.0	-	0.6
Directory gain	-	-	-	(4.0)	-	-
Acquisition costs	-	-	-	-	0.1	3.2
Adjusted OIBDA	$ 60.7	$ 62.7	$ 21.1	$ 23.1	$ (2.2)	$ (0.1)

Adjusted OIBDA by Segment

SHENTEL

6.0
4.0
2.0
-
(2.0)
(4.0)
(6.0)
5.9
5.6
(2.4)
(4.9)
(0.5)
(1.6)
(2.5)
1.5
0.9
Postpaid Revenue
Prepaid Revenue
Service Fee Rate
Prepaid Acquisition
Postpaid Acquisition
Other Prepaid Expense
Network Operating Costs
Other
Lease Acctg. Adj

Wireless Segment - Change in Adjusted
OIBDA 2010 vs. 2009

14.0
9.0
4.0
(1.0)
(6.0)
(11.0)
13.1
5.8
0.9
0.8
(5.6)
(5.8)
(5.9)
(1.2)
Video Revenues
Internet Revenues
Voice Revenues
Equipment Revenues
Customer Acquisition
Programming Costs
Network & Backhaul
Other

Cable Segment - Change in Adjusted
OIBDA 2010 vs. 2009

Earle MacKenzie
EVP and COO

235.7
222.8
211.5
12/31/2008
12/31/2009
12/31/2010

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

Key Operational Results - Wireless
Gross Additions - Postpaid
Net Additions - Postpaid
■ Continued postpaid net
 growth
■ Q4 2010 net adds of
 5,112, a 68% increase
 over Q4 2009
■ Q4 2010 churn of 1.8%
 down from 2.0% in Q4
 2010
■ Decrease in churn from
 2.1% for 2009 to 1.9% for
 2010

Voice
Data
$54.86
$19.70
$35.16
4Q '09
$55.49
$22.61
$32.88
4Q '10

Key Operational Results - PCS
Gross Billed Revenue per  Postpaid User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees.

Total Up 4%
$21.1
$6.8
$14.7
$102.2
Net Up 3%
$24.8
$5.6
$15.1
$105.7
2009
2010
Management & Service Fees*
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues - Postpaid ($ millions)
$144.8
$151.2
*-The Net Service Fee percentage increased from 8.8% to 12% effective 6/1/10

Postpaid PCS Customers Top Picks Q4 2010
■ Top Service Plans - 63% of
 Gross Adds
 ▶ Everything Data Family
 1500 - 47%
 ▶ Everything Messaging
 Family 1500 - 8%
 ▶ Everything 450 - 8%
■ Top Devices - New Activations
 - All Channels
 ▶ LG Rumor Touch   17%
 ▶ HTC EVO 4G 14%
 ▶ Samsung Seek 7%
 ▶ LG Optimus S 6%
 ▶ Samsung Epic 4G 5%
 ▶ Mobile Data Cards 6%
 ▶ Mobile Computing 1%

PCS Prepaid Statistics
➢Acquired 49,885 prepaid subscribers effective 7/1/10
 ▪Paid $138 per sub
➢Gross adds of 19,199 in Q4 2010 and 33,488 since
7/1/10
➢Net adds of 10,775 in Q4 2010 and 17,071 since 7/1/10
➢Ending subscribers of 66,956
➢Churn rate of 4.6% for Q4 2010 and 4.9% since 7/1/10
➢Average Billed Revenue of $18.42 in Q4 2010 and $17.61
since 7/1/10

24.0
24.4
23.7
12/31/2008
12/31/2009
12/31/2010

9.9
11.0
11.9
4.9
3.4
2.2
12/31/2008
12/31/2009
12/31/2010
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss
■ Improved broadband
 penetration to over 50%
■ 8% growth in DSL
 customers since
 12/31/09
Access lines (000s)
Internet Customers (000s)

4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
(500)
(32)
(67)
(452)
1,040
1,172
1,873
4,112
2,844
Q1' 09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10

Total RGU's	25,992	25,954	25,675	24,856	26,028	27,901	97,351	104,440

RGU Growth by Quarter - Cable
Net RGU growth excludes 1,754 RGU’s sold Q4’09 and 65,338 acquired Q3’10 and 4,245 acquired in Q4’10

SHENTEL

	12/31/2008	12/31/2009	12/31/2010
Video			
Homes Passed	64,365	56,268	178,763
Penetration	38.9%	40.5%	37.7%
High-speed Internet			
Available Homes	19,405	25,748	144,099
Penetration	5.8%	8.1%	21.4%
Voice			
Available Homes	0	0	118,652
Penetration	n/a	n/a	5.3%

Key Operational Results - Cable
Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are not available from the cable company.

SHENTEL

Wireless
Wireline
Cable
$65.6
$0.5
$0.5 each, cable and other
$19.5
$45.1
$53.2
$3.5
$13.5
$8.7
$27.5
$55.9
$4.5
$27.4
$11.2
$12.8
$82.6
$5.1
$49.6
$11.2
$16.7
2008 Actual
2009 Actual
2010 Actual
2011 Budget

Investing in the Future
■ Completed upgrade of 2008
 Rapid acquisition in Q4 2010
■ Completed hardening of Jet
 Network in Q4 2010
■ Began upgrade of Farmville
 system to be completed in Q2
 2011
■ All Virginia systems upgrades
 projected to be completed in
 2011
■ West Virginia systems
 upgrades to be completed in
 2012
Capex Spending

Q&A

Appendix

SHENTEL

Dollars in thousands (except subscribers and revenue per subscriber)

	4Q 2009	4Q 2010
Gross billed revenue		
Wireless segment total operating revenues	$29,141	$33,896
Equipment revenue	(1,036)	(1,495)
Other revenue	(2,257)	(5,686)
Wireless service revenue – postpaid	25,848	26,715
Service credits	3,664	3,760
Write-offs	1,597	1,362
Management fee	2,533	2,821
Service fee	2,786	4,069
Gross billed revenue – postpaid	$ 36,428	$ 38,727
Average postpaid subscribers	221,338	232,646
Billed revenue per postpaid subscriber	$54.86	$55.49

Non-GAAP Financial Measure - Billed Revenue per Postpaid Subscriber